MEMBERSHIP INTEREST PURCHASE AGREEMENT

AMONG

MAB RESOURCES HOLDINGS LLC

AND

JM MAGNA HOLDINGS LLC

AND

FORTEM RESOURCES INC.

dated as of

May 17, 2017

MEMBERSHIP INTEREST PURCHASE AGREEMENT

THIS MEMBERSHIP INTEREST PURCHASE AGREEMENT (this “Agreement”), dated as of May 17, 2017, is entered into

AMONG:

MAB RESOURCES HOLDINGS, LLC (“MAB Resources”), a limited liability company formed under the laws of the State of Nevada,

AND:

JM MAGNA HOLDINGS, LLC, a limited liability company formed under the laws of the State of Nevada (“JM Magna” and, together with MAB Resources, the “Sellers”),

AND:

FORTEM RESOURCES INC., a Nevada corporation (“Buyer”)

WHEREAS:

A.

MAB Resources owns fifty percent (50%) of the outstanding membership interest (the “MAB Resources Membership Interest”) of CITY OF GOLD, LLC, a Nevada limited liability company, Entity No. E0480372016-5 (the “Company”);

B.

JM Magna owns fifty percent (50%) of the outstanding membership interest (the “JM Magna Membership Interest”) of the Company;

C.

On or about November 21, 2016, Marc Bruner (“Bruner”) entered into a binding financing and option agreement with ASIA PACIFIC MINING LIMITED (“Asia Pacific”), which was amended by an amending agreement dated as of February 27, 2017 pursuant to which, among other things, NYI NYI LWIN (“Lwin”) was added as a party, and which was further amended by a second amending agreement dated as of April 25, 2017 (collectively, the original financing and option agreement, as amended by the amending agreements, may hereinafter be referred to as the “Option Agreement”);

D.

Bruner assigned all of his right, title and interest in the Option Agreement to the Company pursuant to an Assignment Agreement dated as of April 7, 2017;

E.

Under the terms of the Option Agreement, the Company is entitled to earn an option (the “Option”) to purchase one hundred percent (100%) of the ownership interest in a wholly-owned subsidiary (the “Project Subsidiary”) of Asia Pacific;

F.

The Project Subsidiary owns 100% of the City of Gold mineral exploration project located in Shwegyin, Eastern Bago State, Myanmar;

G.

MAB Resources wishes to sell to Buyer, and Buyer wishes to purchase from MAB Resources, the MAB Resources Membership Interest, subject to the terms and conditions set forth herein; and

H.

JM Magna wishes to sell to Buyer, and Buyer wishes to purchase from JM Magna, the JM Magna Membership Interest, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1
PURCHASE AND SALE

1.1

Purchase and Sale

Subject to the terms and conditions set forth herein, at the Closing (as defined herein):

(a)

MAB Resources shall sell to Buyer, and Buyer shall purchase from MAB Resources, all of the MAB Resources Membership Interest, free and clear of any mortgage, pledge, lien, charge, security interest, claim or other encumbrance (“Encumbrance”), for the consideration specified in Section 1.2.

(b)

JM Magna shall sell to Buyer, and Buyer shall purchase from JM Magna, all of the JM Magna Membership Interest, free and clear of any Encumbrance, for the consideration specified in Section 1.2.

1.2

Purchase Price

The aggregate purchase price for the MAB Resources Membership Interest and the JM Magna Membership Interest (collectively, the “Membership Interests”) shall be THIRTY MILLION (30,000,000) common shares (the “Purchase Shares”) in the capital of Buyer at a deemed price of $2.00 per Purchase Share. The Buyer shall issue the Purchase Shares to MAB Resources and JM Magna in the following amounts and upon the occurrence of the following events:

(a)

at the First Closing (as defined herein), Buyer shall issue 7,500,000 Purchase Shares to MAB Resources and 7,500,000 Purchase Shares to JM Magna (collectively, the “First Tranche”);

(b)

within ten (10) Business Days (as hereinafter defined) following the date upon which the Company has earned the Option pursuant to the terms of the Option Agreement (the “Second Closing Date”), Buyer shall issue an additional 7,500,000 Purchase Shares to MAB Resources and an additional 7,500,000 Purchase Shares to JM Magna (collectively, the “Second Tranche”). For greater certainty the Option shall be earned and the Second Tranche issued, on the completion of the final tranche of the Funding (as defined in the Option Agreement), into escrow.  In this Agreement, the term “Business Day” means any day, other than Saturday, Sunday or any statutory or civic holiday in the City of Vancouver, British Columbia.

1.3

Closing

The purchase, sale and transfer of the Membership Interests, as contemplated by this Agreement, and the issuance of the First Tranche (the “First Closing”) shall take place simultaneously with the execution of this Agreement on the date of this Agreement (the “First Closing Date”) at the offices of Clark Wilson LLP, 900 – 885 West Georgia Street, Vancouver, B.C. V6C 3H1.  The issuance of the Second Tranche shall take place at the offices of Clark Wilson LLP at the above address on the Second Closing Date.

1.4

Transfer Taxes

Sellers, on a joint and several basis, shall pay, and shall reimburse Buyer for, any sales, use or transfer taxes, documentary charges, recording fees or similar taxes, charges, fees or expenses, if any, that become due and payable as a result of the transactions contemplated by this Agreement.

1.5

Withholding Taxes

Buyer and the Company shall be entitled to deduct and withhold from the Purchase Price all taxes that Buyer or the Company may be required to deduct and withhold under any provision of tax law applicable to the purchase and sale of the Membership Interests.  All such withheld amounts shall be treated as delivered to Sellers hereunder, as their respective interest may appear.

ARTICLE 2
REPRESENTATIONS AND WARRANTIES OF SELLERS

Sellers represent and warrant to Buyer, jointly and severally, that the statements contained in this Article 2 are true and correct as of the First Closing Date and on the Second Closing Date.  For purposes of this Article 2, “Sellers’ knowledge,” “knowledge of Sellers” and any similar phrases shall mean the actual or constructive knowledge of MAB Resources or JM Magna, after due inquiry.

2.1

Authority of Sellers; Enforceability

Each of MAB Resources and JM Magna has full power and authority to enter into this Agreement and the documents to be delivered hereunder, to carry out its obligations hereunder and to consummate the transactions contemplated hereby.  The execution, delivery and performance by each of MAB Resources and JM Magna of this Agreement and the documents to be delivered hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all requisite action on the part of each of them.  This Agreement and the documents to be delivered hereunder have been duly executed and delivered by each of MAB Resources and JM Magna, and (assuming due authorization, execution and delivery by Buyer) this Agreement and the documents to be delivered hereunder constitute legal, valid and binding obligations of MAB Resources and JM Magna, enforceable against them in accordance with their respective terms.

2.2

No Conflicts; Consents

The execution, delivery and performance by MAB Resources and JM Magna of this Agreement and the documents to be delivered hereunder, and the consummation of the transactions contemplated hereby and under the Option Agreement, do not and will not:

(a)

violate, conflict with or constitute a default under the Articles of Organization or other organizational documents of the Company;

(b)

violate, conflict with or constitute a default under the Articles of Organization or other organizational documents of MAB Resources;

(c)

violate, conflict with or constitute a default under the Articles of Organization or other organizational documents of JM Magna;

(d)

violate or conflict with any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to either of MAB Resources or JM Magna;

(e)

conflict with, or result in (with or without notice or lapse of time or both) any violation of, or default under, or give rise to a right of termination, acceleration or modification of any obligation or loss of any benefit under any contract or other instrument to which any of MAB Resources, JM Magna or the Company is a party; or

(f)

result in the creation or imposition of any Encumbrance on the Membership Interests.

No consent, approval, waiver or authorization is required to be obtained by any of MAB Resources, JM Magna or the Company from any person or entity (including any governmental authority) in connection with the execution, delivery and performance by Sellers of their obligations under this Agreement and the Company’s obligations under the Option Agreement, and the consummation of the transactions contemplated hereby and thereby.

2.3

Legal Proceedings

There is no claim, action, suit, proceeding or governmental investigation (“Action”) of any nature pending or, to Sellers’ knowledge, threatened against or by any of MAB Resources, JM Magna and the Company:

(a)

relating to or affecting the Membership Interests; or

(b)

that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement.

No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action.

2.4

Operating History

Except as expressly described in the Option Agreement, the Company is not a party to any agreement or undertaking, has never commenced operations or received or expended any money or other property and has no assets or liabilities.  For greater certainty the Company is party to (i) a Promissory Note dated January 18, 2017, in favour of Green Matters Inc., in the amount of USD$500,000 and a subscription agreement with Asia Pacific dated February 27, 2017 for an equivalent amount; (ii) a Promissory Note dated March 16, 2017 in the amount of $500,000 in favour of the Buyer and a subscription agreement with Asia Pacific dated March 15, 2017, and (iii) a Promissory Note dated April 26, 2017 in the amount of $500,000 in favour of the Buyer and a subscription agreement with Asia Pacific dated April 28, 2017.  The Company’s only assets consist of the Option Agreement and an aggregate total of 2,930,259 shares and 2,930,259 share purchase warrants issued by Asia Pacific pursuant to the three subscription agreements referred to above.  The Company has no officers, directors or managers and is managed by the Sellers, who have managed the Company solely in their capacity as members owning the Membership Interests.  The Company has no liabilities other than the liabilities arising out of the three promissory notes referred to above.

2.5

Ownership of Membership Interests

(a)

MAB Resources is the sole legal, beneficial, record and equitable owner of the MAB Resources Membership Interest, free and clear of all Encumbrances whatsoever.

(b)

JM Magna is the sole legal, beneficial, record and equitable owner of the JM Magna Membership Interest, free and clear of all Encumbrances whatsoever.

(c)

The Membership Interests constitute 100% of the issued and outstanding debt and/or equity securities of the Company.

(d)

The Membership Interests were issued in compliance with applicable laws. The Membership Interests were not issued in violation of the organizational documents of MAB Resources, JM Magna or the Company or any other agreement, arrangement or commitment to which any of MAB Resources, JM Magna or the Company is a party and are not subject to or in violation of any preemptive or similar rights of any Person.

(e)

Other than the organizational documents of the Company, there are no voting trusts, proxies or other agreements or understandings in effect with respect to the voting or transfer of any of the Membership Interests.

2.6

Brokers

Except as expressly described in the Option Agreement, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement or the Option based upon arrangements made by or on behalf of Sellers.

2.7

Securities Law Acknowledgements

Each of the Sellers acknowledges that:

(a)

none of the Purchase Shares have been or will be registered under the United States Securities Act of 1933, as amended, (the “1933 Act”), or under any securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to any U.S. Person (as defined in Rule 902(k) of Regulation S, promulgated by the Securities and Exchange Commission under the 1933 Act (“Regulation S”)), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state, provincial and foreign securities laws;

(b)

Buyer has not undertaken, and will have no obligation, to register any of the Purchase Shares under the 1933 Act or any other applicable securities laws;

(c)

Buyer will refuse to register the transfer of any of the Purchase Shares to a U.S. Person not made pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in each case in accordance with applicable laws;

(d)

there are risks associated with the purchase of the Purchase Shares, as more fully described in Buyer’s periodic disclosure filed on SEDAR and EDGAR and forming part of the public record;

(e)

the Sellers have each had a reasonable opportunity to ask questions of, and receive answers from, the Buyer in connection with the distribution of the Purchase Shares hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Buyer;

(f)

any resale of the Purchase Shares by the Sellers will be subject to resale restrictions contained in the securities laws applicable to the Buyer, the Sellers (as applicable) and any proposed transferee and it is the responsibility of the Sellers to find out what those restrictions are and to comply with such restrictions before selling any of the Purchase Shares;

(g)

the Sellers have been advised to consult the Sellers’ own legal, tax and other advisors with respect to the merits and risks of an investment in the Purchase Shares and with respect to applicable resale restrictions, and each of them is solely responsible (and the Buyer is not in any way responsible) for compliance with:

(i)

any applicable laws of the jurisdiction in which the Sellers are resident in connection with the distribution of the Purchase Shares hereunder, and

(ii)

applicable resale restrictions;

(h)

the Sellers each consent to the placement of a legend or legends on any certificate or other document evidencing any of the Purchase Shares setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement, with such legend(s) to be substantially as follows:

THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM A JURISDICTION OF CANADA UNLESS THE CONDITIONS IN SECTION 13 OF MULTILATERAL INSTRUMENT 51-105, ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKETS, ARE MET.

and, if the Subscriber is a U.S. Person:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

(i)

the Buyer has advised the Sellers that the Buyer is relying on an exemption from the requirements to provide the Sellers with a prospectus and to sell the Purchase Shares through a person registered to sell securities under provincial securities laws and other applicable securities laws, and, as a consequence of acquiring the Purchase Shares pursuant to such exemption, certain protections, rights and remedies provided by applicable securities laws (including the various provincial securities acts), including statutory rights of rescission or damages, will not be available to the Sellers; and

(j)

no securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Purchase Shares.

2.8

Securities Law Representations of MAB Resources

MAB Resources and JM Magna, severally but not jointly, each hereby represents and warrants that:

(a)

it is a U.S. Person, as that term is defined in Rule 902(k) of Regulation S;

(b)

it is an “accredited investor”, as that term is defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission under the 1933 Act and as that term is defined in Section 1.1 of National Instrument 45-106, Prospectus Exemptions, adopted by the Canadian securities regulators, and it has completed and submitted to the Buyer a Canadian Investor Questionnaire and a U.S. Accredited Investor Certificate, each in the form attached to this Agreement as Exhibit A and Exhibit B, respectively.

ARTICLE 3
REPRESENTATIONS, WARRANTIES AND COVENANTS OF BUYER

Buyer represents and warrants to Sellers that the statements contained in this Article 3 are true and correct as of the date hereof. For purposes of this Article 3, “Buyer’s knowledge,” “knowledge of Buyer” and any similar phrases shall mean the actual or constructive knowledge of any director or officer of Buyer, after due enquiry.

3.1

Organization and Authority of Buyer; Enforceability

Buyer is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada. Buyer has full corporate power and authority to enter into this Agreement and the documents to be delivered hereunder, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by Buyer of this Agreement and the documents to be delivered hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Buyer. This Agreement and the documents to be delivered hereunder have been duly executed and delivered by Buyer, and (assuming due authorization, execution and delivery by Sellers) this Agreement and the documents to be delivered hereunder constitute legal, valid and binding obligations of Buyer enforceable against Buyer in accordance with their respective terms.

3.2

No Conflicts; Consents

The execution, delivery and performance by Buyer of this Agreement and the documents to be delivered hereunder, and the consummation of the transactions contemplated hereby, do not and will not:

(a)

violate or conflict with the articles of incorporation, by-laws or other organizational documents of Buyer; or

(b)

violate or conflict with any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Buyer.

No consent, approval, waiver or authorization is required to be obtained by Buyer from any person or entity (including any governmental authority) in connection with the execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby.

3.3

Buyer’s Securities Law Acknowledgements

Buyer acknowledges that:

(a)

none of the Membership Interests have been or will be registered under the 1933 Act or under any securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to any U.S. Person (as defined in Rule 902(k) of Regulation S, except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state, provincial and foreign securities laws;

(b)

Sellers have not undertaken, and will have no obligation, to register any of the Membership Interests under the 1933 Act or any other applicable securities laws;

(c)

there are risks associated with the purchase of the Membership Interests;

(d)

Buyer has had a reasonable opportunity to ask questions of, and receive answers from, the Sellers and the Company in connection with the distribution of the Membership Interests hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(e)

any resale of the Membership Interests by the Buyer will be subject to resale restrictions contained in the securities laws applicable to the Buyer, the Company and any proposed transferee and it is the responsibility of the Buyer to find out what those restrictions are and to comply with such restrictions before selling any of the Membership Interests;

(f)

the Buyer has been advised to consult the Buyer’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Membership Interests and with respect to applicable resale restrictions, and it is solely responsible (and the Sellers are not in any way responsible) for compliance with applicable resale restrictions;

(g)

the Buyer consents to the placement of a legend or legends on any certificate or other document evidencing any of the Membership Interests setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement, with such legend(s) to be substantially as follows:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

(h)

no securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Membership Interests.

3.4

Brokers

No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Buyer.

3.5

Legal Proceedings

There is no Action pending or, to Buyer’s knowledge, threatened against or by Buyer or any Affiliate of Buyer that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise or serve as a basis for any such Action.

ARTICLE 4
CLOSING DELIVERIES

4.1

Sellers’ Deliveries

At the Closing, Sellers shall deliver to Buyer the following:

(a)

A power of attorney to transfer membership interest from each of MAB Resources and JM Magna transferring all of the Membership Interests to Buyer.

(b)

A Canadian Accredited Investor Questionnaire in the form attached hereto as Exhibit A from each of MAB Resources and JM Magna.

(c)

A U.S. Accredited Investor Certificate in the form attached hereto as Exhibit B from each of MAB Resources and JM Magna.

(d)

A revised Member’s Schedule reflecting the Buyer’s purchase of the Membership Interests and ownership interest in the Company.

4.2

Buyer’s Deliveries

At the Closing, Buyer shall deliver the following to Sellers:

(a)

A Share Certificate representing 7,500,000 Purchase Shares registered to MAB Resources.

(b)

A Share Certificate representing 7,500,000 Purchase Shares registered to JM Magna.

(c)

A certificate of the Secretary of Buyer certifying as to:

(i)

the resolutions of the board of directors (or equivalent managing body) of Buyer, duly adopted and in effect, which authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby, and

(ii)

the names and signatures of the officers of Buyer authorized to sign this Agreement and the documents to be delivered hereunder.

ARTICLE 5
INDEMNIFICATION

5.1

Survival of Representations and Covenants

All representations, warranties, covenants and agreements contained herein and all related rights to indemnification shall survive the Closing.

5.2

Indemnification By Sellers

Subject to the other terms and conditions of this Article 5, Sellers shall, on a joint and several basis, defend, indemnify and hold harmless Buyer, its affiliates (including the Company from and after the First Closing Date) and their respective stockholders, directors, officers and employees from and against all claims, judgments, damages, liabilities, settlements, losses, costs and expenses, including attorneys’ fees and disbursements (a “Loss”), arising from or relating to:

(a)

any inaccuracy in or breach of any of the representations or warranties of Sellers, or either of them, contained in this Agreement or any document to be delivered hereunder; or

(b)

any breach or non-fulfillment of any covenant, agreement or obligation to be performed by Sellers, or either of them, pursuant to this Agreement or any document to be delivered hereunder.

5.3

Indemnification By Buyer

Subject to the other terms and conditions of this Article 5, Buyer shall defend, indemnify and hold harmless Sellers from and against all Losses arising from or relating to:

(a)

any inaccuracy in or breach of any of the representations or warranties of Buyer contained in this Agreement or any document to be delivered hereunder; or

(b)

any breach or non-fulfillment of any covenant, agreement or obligation to be performed by Buyer pursuant to this Agreement or any document to be delivered hereunder.

5.4

Indemnification Procedures

Whenever any claim shall arise for indemnification hereunder, the party entitled to indemnification (the “Indemnified Party”) shall promptly provide written notice of such claim to the other party (the “Indemnifying Party”). In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any Action by a person or entity who is not a party to this Agreement, the Indemnifying Party, at its sole cost and expense and upon written notice to the Indemnified Party, may assume the defense of any such Action with counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party shall be entitled to participate in the defense of any such Action, with its counsel and at its own cost and expense. If the Indemnifying Party does not assume the defense of any such Action, the Indemnified Party may, but shall not be obligated to, defend against such Action in such manner as it may deem appropriate, including, but not limited to, settling such Action, after giving notice of it to the Indemnifying Party, on such terms as the Indemnified Party may deem appropriate and no action taken by the Indemnified Party in accordance with such defense and settlement shall relieve the Indemnifying Party of its indemnification obligations herein provided with respect to any damages resulting therefrom. The Indemnifying Party shall not settle any Action without the Indemnified Party’s prior written consent (which consent shall not be unreasonably withheld or delayed).

5.5

Payments

Once a Loss is agreed to by the Indemnifying Party or finally adjudicated to be payable pursuant to this Article 5, the Indemnifying Party shall satisfy its obligations within 15 Business Days of such final, non-appealable adjudication by wire transfer of immediately available funds. The parties hereto agree that should an Indemnifying Party not make full payment of any such obligations within such 15 Business Day period, any amount payable shall accrue interest from and including the date of agreement of the Indemnifying Party or final, non-appealable adjudication to but excluding the date such payment has been made at a rate per annum equal to the then prevailing prime lending rate of interest charged by Toronto-Dominion Bank to commercial customers in the City of Vancouver, British Columbia. Such interest shall be calculated daily on the basis of a 365 day year and the actual number of days elapsed, without compounding.

5.6

Effect of Investigation

Buyer’s right to indemnification or other remedy based on the representations, warranties, covenants and agreements of Sellers contained herein will not be affected by any investigation conducted by Buyer with respect to, or any knowledge acquired by Buyer at any time, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant or agreement.

Sellers’ right to indemnification or other remedy based on the representations, warranties, covenants and agreements of Buyer contained herein will not be affected by any investigation conducted by Sellers with respect to, or any knowledge acquired by Sellers at any time, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant or agreement.

5.7

Cumulative Remedies

The rights and remedies provided in this Article 5 are cumulative and are in addition to and not in substitution for any other rights and remedies available at law or in equity or otherwise.

ARTICLE 6
MISCELLANEOUS

6.1

Expenses

Except as otherwise provided in Section 1.4 or otherwise in writing between the parties, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.  Notwithstanding the foregoing, Buyer agrees that it will pay the reasonable legal fees incurred by Sellers for the negotiation of this Agreement and the completion of the transactions contemplated hereby.

6.2

Further Assurances

Following the First Closing, each of the parties hereto shall, and shall cause their respective affiliates to, execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement.

6.3

Notices

All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given:

(a)

when delivered by hand (with written confirmation of receipt);

(b)

when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); or

(c)

on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient.

Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 6.3):

(a)

If to MAB Resources:

1155 Blake Street Suite 1002

Denver, CO 80202

Attention:

Marc A. Bruner, Managing Member

Email:

marc@marcbruner.com

with a copy to:

Cassels Brock & Blackwell LLP

2200 HSBC Building,

885 West Georgia Street

Vancouver, B.C. Canada V6C 3E8

Attention:

Jeff Durno

Facsimile: 604.691-6120

E-mail: jdurno@casselsbrock.com

(b)

If to JM Magna:

153 Sierra Court

Maple, Ontario

Canada L6A 2L8

Attention:

Jaime Melo, Managing Member

Email:

oohyeh.melo@bell.net

with a copy to:

Cassels Brock & Blackwell LLP

2200 HSBC Building,

885 West Georgia Street

Vancouver, B.C. Canada V6C 3E8

Attention:

Jeff Durno

Facsimile: 604.691-6120

E-mail: jdurno@casselsbrock.com

(c)

If to Buyer:

Fortem Resources Inc.

815 8th Avenue S.W., Suite 700

Calgary, AB T2P 3P2

Attention: Michael Caetano

E-mail: mcaetano@strongbowinc.com

with a copy to:

Clark Wilson LLP

900 – 885 West Georgia Street

Vancouver, B.C. Canada V6C 3H1

Attention:

Cameron McTavish

E-mail: CMcTavish@cwilson.com

6.4

Headings

The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

6.5

Severability

If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

6.6

Entire Agreement

This Agreement and the documents to be delivered hereunder constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement and those in documents to be delivered hereunder, the statements in the body of this Agreement will control.

6.7

Successors and Assigns

This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. No assignment shall relieve the assigning party of any of its obligations hereunder.

6.8

No Third-Party Beneficiaries

Except as provided in Article 5, this Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

6.9

Amendment and Modification

This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto.

6.10

Waiver

No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

6.11

Confidentiality

Sellers, for themselves and their members, employees and agents, agree that they each will not disseminate or disclose, or knowingly allow, permit or cause others to disseminate or disclose to third parties who are not subject to express or implied covenants of confidentiality, without the other’s express written consent, any of:

(a)

the fact of discussions and/or negotiations between them involving, inter alia, this Agreement;

(b)

the substance or content of those discussions;

(c)

the terms and conditions of the transactions contemplated hereby; or

(d)

any written material generated by or on behalf of any party and such contacts, other than such disclosure as may be required under applicable securities legislation or regulations, pursuant to any order of a court or on a “need-to-know” basis to each of the parties respective professional advisors.

Any documents or written material generated by either Party in the course of, or in connection with, any investigations conducted pursuant to this Agreement shall be marked “Confidential” and shall be treated by each Party as confidential.  Upon termination of this Agreement prior to closing, all copies of any and all documents obtained by a party from the other, whether or not marked “Confidential”, shall be returned to the other Party forthwith.

Notwithstanding the provisions of this section, the Parties agree to make such public announcements of this Agreement and the transactions contemplated in this Agreement promptly upon its execution in accordance with the requirements of applicable securities legislation and regulations.

6.12

Governing Law

This Agreement shall be governed by and construed in accordance with the internal laws of the Province of British Columbia and the federal laws of Canada applicable therein without giving effect to any choice or conflict of law provision or rule (whether of the Province of British Columbia or any other jurisdiction).

6.13

Submission to Jurisdiction

Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the courts of the Province of British Columbia located in the city of Vancouver, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding.

6.14

Waiver of Jury Trial

Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Agreement or the transactions contemplated hereby.

6.15

Specific Performance

The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity.

6.16

Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

FORTEM RESOURCES INC.

Per:

/s/ Michael Caetano

Michael Caetano, President

MAB RESOURCES HOLDINGS, LLC.

Per:

/s/ Marc A. Bruner

Marc A. Bruner, Managing Member

JM MAGNA HOLDINGS, LLC.

Per:

/s/ Jaime Melo

Jaime Melo, Managing Member

Exhibit A

CANADIAN INVESTOR QUESTIONNAIRE

(ALBERTA, BRITISH COLUMBIA, MANITOBA, NEWFOUNDLAND AND LABRADOR, NEW BRUNSWICK,
NOVA SCOTIA, ONTARIO, PRINCE EDWARD ISLAND, QUEBEC, AND SASKATCHEWAN)

TO:	Fortem Resources Inc. (the “Issuer”)
RE:	Purchase of Common Shares (the “Shares”) of the Issuer

Capitalized terms used in this Canadian Questionnaire (this “Questionnaire”) and not specifically defined have the meaning ascribed to them in the Membership Interest Purchase Agreement between the undersigned (the “Subscriber”) and the Issuer to which this Exhibit A is attached.

In connection with the purchase by the Subscriber (being the undersigned, or if the undersigned is purchasing the Shares as agent on behalf of a disclosed beneficial Subscriber, such beneficial Subscriber, will be referred herein as the “Subscriber”) of the Shares, the Subscriber hereby represents, warrants and certifies to the Issuer that the Subscriber:

(i)

is purchasing the Shares as principal (or deemed principal under the terms of National Instrument 45-106 – Prospectus Exemptions adopted by the Canadian Securities Administrators (“NI 45-106”));

(ii)

(A)

is resident in or is subject to the laws of one of the following (check one):

☐ Alberta	☐ New Brunswick	☐ Prince Edward Island
☐ British Columbia	☐ Nova Scotia	☐ Quebec
☐ Manitoba	☐ Ontario	☐ Saskatchewan
☐ Newfoundland and Labrador		☐ Yukon
☐ Northwest Territories
☐ United States: _________________________ (List State of Residence)

or

(B)

☐ is resident in a country other than Canada or the United States; and

(iii)

has not been provided with any offering memorandum in connection with the purchase of the Purchase Shares.

In connection with the purchase of the Shares, the Subscriber hereby represents, warrants, covenants and certifies that the Subscriber meets one or more of the following criteria:

the Subscriber is not a trust company or trust company registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada,

The Subscriber is an “accredited investor” within the meaning of NI 45-106, by virtue of satisfying the indicated criterion below (YOU MUST INITIAL OR PLACE A CHECK-MARK ON THE APPROPRIATE LINE(S) (see certain guidance with respect to accredited investors that starts on page 3, below)

☐	(i)	except in Ontario, a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer,
☐	(ii)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (ix),
☐	(iii)

an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

☐	(iv)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $1,000,000,
☐	(v)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000,
☐	(vi)

an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

☐	(vii)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000,
☐	(viii)

a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements and that has not been created or used solely to purchase or hold securities as an accredited investor as defined in this paragraph (viii),

☐	(ix)

an investment fund that distributes or has distributed its securities only to

(i)

a person that is or was an accredited investor at the time of the distribution,

(ii)

a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] of NI 45-106, or 2.19 [Additional investment in investment funds] of NI 45-106, or

(iii)

a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106,

☐	(x)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt,

	☐	(xi)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

	☐	(xii)

a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction,

	☐	(xiii)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

	☐	(xiv)	an entity organized in a foreign jurisdiction that is analogous to the entity referred to in paragraph (i) in form and function,
	☐	(xv)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors, and

(c)

if the Subscriber is an “accredited investor” within the meaning of NI 45-106 by virtue of satisfying the indicated criterion as set out in paragraphs 1(b)(iv), 1(b)(vi) or 1(b)(vii) above, the Subscriber has provided the Issuer with the signed risk acknowledgment form set out in Appendix “A” to this certificate;

Guidance On Accredited Investor Exemptions for Corporations, Trusts and Other Entities

Accredited investors that are corporations, trusts or other entities include:

(a)

a corporation, trust or other entity, other than an investment fund, that has net assets (please see the guidance below regarding calculating net assets) of at least $5,000,000 as shown on its most recently prepared financial statements in accordance with applicable generally accepted accounting principles and that has not been created or used solely to purchase or hold securities as an accredited investor;

(b)

a corporation, trust or other entity in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors; and

(c)

a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

Net Assets

For the purposes of Section (a) above, “net assets” means all of the subscriber’s total assets minus all of the subscriber’s total liabilities. The minimum net asset threshold of $5,000,000 specified in Section (a) above must be shown on the entity’s most recently prepared financial statements. The financial statements must be prepared in accordance with applicable generally accepted accounting principles.

The Subscriber agrees that the above representations and warranties will be true and correct both as of the execution of this Questionnaire and as of the Closing and acknowledges that they will survive the completion of the issue of the Shares.

The Subscriber acknowledges that the foregoing representations and warranties are made by the Subscriber with the intent that they be relied upon in determining the suitability of the Subscriber to acquire the Shares and that this Questionnaire is incorporated into and forms part of the Agreement and the undersigned undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the closing time of the purchase and sale of the Shares.

The Subscriber undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Subscriber set forth in the Agreement or in this Questionnaire which takes place prior to the Closing.

By completing this Questionnaire, the Subscriber authorizes the indirect collection of this information by each applicable regulatory authority or regulator and acknowledges that such information is made available to the public under applicable laws.

DATED as of  day of , 20____.

Print Name of Subscriber (or person signing as agent of the Subscriber)

By:

      Signature

Print Name and Title of Authorized Signatory (if Subscriber is not an individual)

Exhibit B

TO MEMBERSHIP INTEREST PURCHASE AGREEMENT

UNITED STATES ACCREDITED INVESTOR QUESTIONNAIRE

Capitalized terms used in this U.S. Questionnaire (this “Questionnaire”) and not specifically defined have the meaning ascribed to them in the Membership Interest Purchase Agreement between the undersigned (the “Subscriber”) and Fortem Resources Inc. (the “Issuer”) to which this Exhibit B is attached.

This Questionnaire applies only to persons that are U.S. Purchasers. A “U.S. Purchaser” is: (a) any U.S. Person, (b) any person purchasing the Purchase Shares on behalf of any U.S. Person, (c) any person that receives or received an offer of the Purchase Shares while in the United States, or (d) any person that is in the United States at the time the Subscriber’s buy order was made or this Agreement was executed or delivered.

The Subscriber understands and agrees that none of the Purchase Shares have been or will be registered under the 1933 Act, or applicable state, provincial or foreign securities laws, and the Purchase Shares are being offered and sold to the Subscriber in reliance upon the exemption provided in Section 4(2) of the 1933 Act and Rule 506 of Regulation D under the 1933 Act for non-public offerings. The Purchase Shares are being offered and sold within the United States only to “accredited investors” as defined in Rule 501(a) of Regulation D. The Purchase Shares offered hereby are not transferable except in accordance with the restrictions described herein.

The Subscriber represents, warrants, covenants and certifies (which representations, warranties, covenants and certifications will survive the Closing) to the Issuer (and acknowledges that the Issuer is relying thereon) that:

1.

it is not resident in Canada;

2.

it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Purchase Shares and it is able to bear the economic risk of loss of its entire investment;

3.

the Issuer has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the sale of the Purchase Shares and it has had access to such information concerning the Issuer as it has considered necessary or appropriate in connection with its investment decision to acquire the Purchase Shares;

4.

it is acquiring the Purchase Shares for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Purchase Shares in violation of the United States securities laws;

5.

it (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time;

6.

if the Subscriber is an individual (that is, a natural person and not a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

___________

a natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds US$1,000,000. For purposes of this category, “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Purchase Shares are purchased, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60 day period before the Closing Date for the purpose of investing in the Purchase Shares,

___________

a natural person who had an individual income in excess of US$200,000 in each of the two most recent years, or joint income with their spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year, or

___________	a director or executive officer of the Issuer;

7.

if the Subscriber is a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

___________

an organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Purchase Shares, with total assets in excess of US$5,000,000,

___________

a “bank” as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of US$5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors,

___________	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States),

___________

a trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act, or

___________	an entity in which all of the equity owners satisfy the requirements of one or more of the categories set forth in Section 6 of this Questionnaire;

8.

it has not purchased the Purchase Shares as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, internet, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

9.

if the Subscriber decides to offer, sell or otherwise transfer any of the Purchase Shares, it will not offer, sell or otherwise transfer any of such Purchase Shares, directly or indirectly, unless:

(a)

the sale is to the Issuer,

(b)

the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations in which such sale is made;

(c)

the sale is made pursuant to the exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder and in accordance with any applicable state securities or “blue sky” laws, or

(d)

the Purchase Shares are sold in a transaction that does not require registration under the 1933 Act or any applicable state laws and regulations governing the offer and sale of securities, and

(e)

it has, prior to such sale pursuant to subsection (c) or (d), furnished to the Issuer an opinion of counsel of recognized standing reasonably satisfactory to the Issuer, to such effect;

10.

it understands and acknowledges that, upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. state laws and regulations, the certificates representing the Purchase Shares, and all securities issued in exchange therefor or in substitution thereof, will bear, in addition such legends as are required by applicable securities laws.

11.

it understands and agrees that there may be material tax consequences to the Subscriber of an acquisition or disposition of the Purchase Shares. The Issuer gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under United States, state, local or foreign tax law of the Subscriber’s acquisition or disposition of the Purchase Shares. In particular, no determination has been made whether the Issuer will be a “passive Foreign investment company” (“PFIC”) within the meaning of Section 1291 of the United States Internal Revenue Code;

12.

it consents to the Issuer making a notation on its records or giving instructions to any transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this Questionnaire and the Membership Interest Purchase Agreement;

13.

it is resident in the United States of America, its territories and possessions or any state of the United States or the District of Columbia (collectively the “United States”), is a “U.S. Person” as such term is defined in Regulation S or was in the United States at the time the Purchase Shares were offered or the Membership Interest Purchase Agreement was executed; and

14.

it understands that the Issuer has no obligation to register any of the Purchase Shares or to take action so as to permit sales pursuant to the 1933 Act (including Rule 144 thereunder).

The Subscriber undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Subscriber set forth herein which takes place prior to the closing time of the purchase and sale of the Purchase Shares.

Dated , 20____.

X
Signature of individual (if Subscriber is an individual)
X
Authorized signatory (if Subscriber is not an individual)

Name of Subscriber (please print)

Name of authorized signatory (please print)